Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of October 12, 2009, by and among Sigma Designs, Inc., a corporation incorporated under the laws of the State of California (“Purchaser”), and the undersigned shareholders (each, a “Shareholder” and, collectively, the “Shareholders”) of CopperGate Communications Ltd., an corporation incorporated under the laws of the State of Israel (the “Company”). Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the meaning assigned to such terms in the Acquisition Agreement (as defined below).

RECITALS

A.           Contemporaneously with the execution of this Agreement, the Company, Purchaser, and Carmel V.C. 2 Ltd. and Tamir Fishman Ventures Management II Ltd. as the Holder Representatives and certain shareholders of the Company listed on Exhibit A attached thereto have entered into an Acquisition Agreement (the “Acquisition Agreement”), providing for, among other things, the acquisition of all of the issued and outstanding share capital of the Company including any and all securities convertible and/or exercisable into Company Securities (as defined below), pursuant to which the Company will become a wholly-owned subsidiary of Purchaser whether by way of a share purchase of all of the issued and outstanding share capital of the Company or by way of a merger of a wholly owned subsidiary of Purchaser (to be incorporated in Israel) with the Company, at the Closing thereof or subsequent thereto.

B.           The Shareholders are the holders and beneficial owners of Company Securities.

C.           In order to induce Purchaser to enter into the Acquisition Agreement, each of the Shareholders, severally and not jointly, and solely in its or his capacity as a shareholder, wish to enter into this Agreement.

                            NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.             Representations of Shareholders.     Each of the Shareholders represents and warrants to Purchaser solely with respect to itself, severally and not jointly, that:

(a) such Shareholder is the holder and beneficial owner of the Company Ordinary Shares and/or the Company Ordinary A Shares and/or Company Preferred Shares including Preferred A-1 Shares and/or Preferred A-3 Shares and/or Preferred B Shares and/or Preferred C Shares set forth opposite such Shareholder’s name on Section 3.05(e) of the Company Disclosure Schedule of the Acquisition Agreement (such shares collectively referred to as “Company Securities”), free and clear of all Liens and, except for this Agreement or as set forth or specifically disclosed in the Acquisition Agreement (including the Company Disclosure Schedule), there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Shareholder is a party relating to the pledge, disposition or Voting (as defined below) of any Company Securities and there are no Voting trusts or Voting agreements with respect to such shares;

(b) such Shareholder does not beneficially own any Company Securities other than as set forth in Section 3.05(e) of the Company Disclosure Schedule of the Acquisition Agreement and, except as set forth or specifically disclosed in the Acquisition Agreement (including the Company Disclosure Schedule), does not have any options, warrants or other rights to acquire any additional shares of capital stock of the Company or any security exercisable for or convertible into shares of capital stock of the Company (other than upon conversion of any Company Preferred Shares into Company Ordinary Shares);

(c) such Shareholder has full power and authority and has taken all actions necessary to enter into, execute and deliver this Agreement and to perform fully such Shareholder’s obligations hereunder;

(d) this Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in proceeding in equity or at law); and

(e) the execution, delivery and performance of this Agreement by such Shareholder does not, and the consummation by such Shareholder of the transactions contemplated hereby will not (i) result in a conflict with or in a breach of any provisions of the organizational documents of the Shareholder, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding with respect to the Shareholder’s Company Securities, (iii) require any material consent, authorization or approval of any person or (iv) violate or conflict with any writ, injunction or decree applicable to the Shareholder or the Shareholder’s Company Securities.

2.             Agreement to Vote; Proxy.    Each of the Shareholders hereby agrees to vote such Shareholder’s Company Securities as follows at every meeting of the shareholders of the Company and at every adjournment or postponement thereof or at any written action of the shareholders or otherwise with respect to any of the following matters:

(a) in favor of adoption and approval of the Acquisition Agreement and the transactions contemplated thereby (the “Acquisition”), at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment or postponement thereof, including but not limited to, if notified by the Purchaser of its intent to consummate the Merger under Section 6.11 in favor of the Merger and any other proposals subject to and consistent with the provisions of the Acquisition Agreement in support of the Merger; and

(b) against any action or agreement (other than the Acquisition Agreement or the actions and transactions contemplated thereby) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or such Shareholder under the Acquisition Agreement or that could result in any of the conditions to the Company’s or the Selling Shareholders' obligations under the Acquisition Agreement not being fulfilled; and

(c) except for the Acquisition or the Merger, against any Acquisition Proposal, or merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its Subsidiaries.

Each of the Shareholders hereby delivers to Thinh Tran and Thomas E. Gay III an irrevocable proxy (the “Company Proxy”) substantially in the form attached hereto as Exhibit A, to Vote such Shareholder’s Company Securities, as set forth above. The Proxies delivered by each of the Shareholders pursuant to this Section 2 shall be irrevocable, to the fullest extent permissible by applicable law, during the term of this Agreement. For purposes of this Agreement, “Vote” or “Voting” includes voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action or taking other action in favor of or against any action.

3.             No Voting Trusts.    Each of the Shareholders agrees that they will not, nor will they permit any entity under their control to, deposit any of its Company Securities in a Voting trust or subject any of their Company Securities to any arrangement with respect to the Voting of such shares in a manner inconsistent with this Agreement or the Acquisition Agreement.

4.             Reserved..

5.             Specific Performance.    The parties acknowledge that there may be no adequate remedy at law for a breach of this Agreement and that money damages may not be an appropriate remedy for breach of this Agreement. Therefore, the parties agree that each party has the right to injunctive relief and specific performance of this Agreement in the event of any breach hereof. The remedies set forth in this Section 5 are cumulative and shall in no way limit any other remedy any party hereto has at law, in equity or pursuant hereto.

6.             Entire Agreement; Amendment; Waiver.    This Agreement (including the exhibits hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Purchaser and the affected Shareholders, or in the case of a waiver, by the party or parties against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.             Notices.   All notices, requests and other communications required or permitted under, or otherwise made in connection with, this Agreement, shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail (but, in the case of electronic mail, only if followed by transmittal by national overnight courier or by hand for delivery on the next Business Day), (c) upon receipt after dispatch by registered or certified mail, postage prepaid or (d) on the next Business Day if transmitted by national overnight courier (with confirmation of delivery), in each case, addressed as follows:

if to Purchaser (or an affiliate thereof):

Sigma Designs, Inc.
1778 McCarthy Blvd.
Milpitas, CA  95035
Attention: Chief Executive Officer and Chief Financial Officer
Facsimile No.: 408.957.9740

with a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP
2475 Hanover Street
Palo Alto, CA 94304-1114
Attention: James J. Masetti
Facsimile No.: 650.233.4545
E-mail:jim.masetti@pillsburylaw.com

And to:

Meitar Liquornik Geva & Leshem Brandwein
16 Abba Hillel Silver Road
Ramat Gan Israel 52506
Attention: David Chertok, Adv.
Facsimile No.: +972-3-610-3111
E-mail: dchertok@meitar.com

If to a Shareholder, to the address set forth next to such shareholder’s signature below.

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto in accordance with this Section 8..

8.             Survival.    The representations and warranties of the parties contained in this Agreement shall terminate upon termination of this Agreement.

9.             Miscellaneous.

(a) Governing Law And Venue. This agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.  The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the competent courts (federal and state) in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding brought in any such court has been brought in an inconvenient forum. Process in any such Proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7 shall be deemed effective service of process on such party. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY OR THEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

(b) Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(c) Assignment.  This Agreement shall not be assignable by operation of law or otherwise; provided, however, that Purchaser may assign its right and obligations hereunder to any Subsidiary of Purchaser. Any purported assignment in violation of this Agreement is void.

(d) Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

(e) Termination.    This Agreement shall terminate upon and have no further force and effect after the earliest to occur of (i) the Closing; and (ii) the termination of the Acquisition Agreement in accordance with its terms.

(f) Further Assurances.    Each party hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or desirable to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

(g) Headings.    The heading references herein are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

(h) Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any person other than Purchaser, the Shareholders and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(i) Shareholder Capacity.  If the Shareholder is an officer or director of the Company or any of its Subsidiaries, nothing in this Agreement shall be construed as preventing or otherwise affecting any actions taken by the Shareholder in his or her capacity as an officer or director of the Company or any of its Subsidiaries or from fulfilling the obligations of such office (including the performance of obligations required by the fiduciary obligations of such Shareholder acting solely in his capacity as an officer or director).

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Voting and Support Agreement as of the date first written above.

SIGMA DESIGNS, INC.

By:	/s/ Thinh Q. Tran
Name: Thinh Q. Tran
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Voting and Support Agreement as of the date first written above.

Name of Shareholder:__________________________

By:________________________________________
Print Name:__________________________________
Title: ______________________
Address: _____________________________
____________________________________
Facsimile No.: _________________________
E-mail: _______________________________

EXHIBIT A

FORM OF COMPANY PROXY

I/We, the undersigned, in my/our capacity as shareholder in CopperGate Communications Ltd. (the “Company”), hereby appoint each of Thinh Tran and Thomas E. Gay, III, or their designated representatives, to vote on my behalf and in my name with respect to all the Company Securities held by me, as follows:

(a)   FOR any resolution, proposal, or other action with respect to the adoption and approval of (i) the Acquisition Agreement dated as of October 12, 2009 by and among Sigma Designs, Inc., the Company, certain shareholders of the Company (including the undersigned) and Carmel V.C. 2 Ltd. and Tamir Fishman Ventures Management II Ltd. as the Holder Representatives (the “Acquisition Agreement”) and (ii) any resolution, proposal, or other action with respect to the approval of the transactions contemplated by the Acquisition Agreement (the “Acquisition”) or otherwise required in connection therewith or ancillary thereto;

(b)   AGAINST any action or agreement (other than the Acquisition Agreement or the actions and transactions contemplated thereby) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or the undersigned under the Acquisition Agreement or that could result in any of the conditions to the Company’s or the Selling Shareholders' obligations under the Acquisition Agreement not being fulfilled;

(c)   except for the Acquisition or the Merger, AGAINST any resolution, proposal, or other action with respect to any Acquisition Proposal, or merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its Subsidiaries.

”Vote” means voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action or taking other action in favor of or against any action. This Proxy applies to any Vote at any meeting of the shareholders of the Company, and any adjournment or postponement thereof, at which the matters described above are considered. Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the meaning assigned to such terms in the Acquisition Agreement (as defined below)

This Proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting and Support Agreement (the “Voting and Support Agreement”), dated as of October 12, 2009, by and among Sigma Designs, Inc. and certain shareholders of the Company (including the undersigned), to which this Proxy is attached, terminates in accordance with its terms, at which time this Proxy shall expire.

IN WITNESS WHEREOF, the undersigned has executed this PROXY as of the date written below.

Dated October __, 2009

______________________________________
Name of Shareholder: ____________________________________	(Signature of Shareholder)